UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
March 19, 2026
Date of Report
(Date of earliest event reported)

Arrowhead Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38042	46-0408024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
177 E. Colorado Blvd, Suite 700, Pasadena, CA 91105
(Address of principal executive offices, including Zip Code)
(626) 304-3400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARWR	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the stockholders of Arrowhead Pharmaceuticals, Inc. (the “Company”) at the 2026 Annual Meeting of Stockholders held on March 19, 2026:

◦To elect seven directors to serve as members of the Company’s Board of Directors until the next Annual Meeting or until their successors are elected;
◦To approve, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers (the “Say-on-Pay Proposal”);
◦To approve the Arrowhead Pharmaceuticals, Inc. Amended and Restated 2021 Incentive Plan; and
◦To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending September 30, 2026.

As of January 22, 2026, the record date for the Annual Meeting, the Company had 140,010,690 shares of its common stock outstanding and entitled to vote. At the Annual Meeting 119,801,542 shares were present in person or represented by proxy and entitled to vote. Based on the votes cast in person and by proxy, each proposal passed, including the election of each director, other than the Say-on-Pay Proposal. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Election of Directors

NAME	FOR	AGAINST	ABSTAIN	NON-VOTES
Christopher Anzalon	100,146,366	1,622,011	77,607	17,955,558
Mauro Ferrar	99,784,848	1,986,678	74,458	17,955,558
Hongbo L	92,692,428	8,971,012	182,544	17,955,558
Adeoye Olukoto	100,808,855	852,631	184,498	17,955,558
Michael Perr	70,427,879	31,342,814	75,291	17,955,558
Victoria Vakiene	99,264,191	2,506,051	75,742	17,955,558
William Waddill	91,907,466	9,861,644	256,341	17,955,558

Advisory Vote to Approve Executive Compensation

41,625,740 FOR; 59,963,903 AGAINST; 256,341 ABSTAIN; 17,955,558 NON-VOTES

Vote to Approve the Arrowhead Pharmaceuticals, Inc. Amended and Restated 2021 Incentive Plan

99,158,276 FOR; 2,401,793 AGAINST; 285,915 ABSTAIN; 17,955,558 NON-VOTES

Ratification of the appointment of KPMG LLP as independent auditors of the Company

119,053,168 FOR; 371,668 AGAINST; 376,706 ABSTAIN; 0 NON-VOTES

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: March 20, 2026

ARROWHEAD PHARMACEUTICALS, INC.

By:	/s/ Daniel Apel
Daniel Apel
Chief Financial Officer